UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Ignyte Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

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IGNYTE ACQUISITION CORP.

640 Fifth Avenue, 4th Floor

New York, NY 10019

NOTICE OF 2022 SPECIAL MEETING

TO BE HELD ON OCTOBER [●], 2022

TO THE STOCKHOLDERS OF IGNYTE ACQUISITION CORP.:

You are cordially invited to attend the 2022 special meeting (the “special meeting”) of stockholders of Ignyte Acquisition Corp. (the “Company,” “Ignyte,” “we,” “us” or “our”), to be held at [●] a.m., Eastern time, on [●], October [●], 2022. The special meeting will be held virtually, at [●]. At the special meeting, the stockholders will consider and vote upon the following proposal:

Proposal 1

A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) six (6) times for an additional one (1) month each time, from November 1, 2022 (i.e. the date that is 21 months from the consummation of its initial public offering (the “IPO”)) to May 1, 2023 (i.e., for a period of time ending 27 months from the consummation of its IPO (such date, the “Extended Date”). We refer to this amendment as the “Charter Amendment”, and we refer to this proposal as the “Charter Amendment Proposal.”

The proposal is more fully described in the accompanying proxy statement.

This proxy statement is dated [●], 2022, and is first being mailed to stockholders on or about that date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

In the IPO, the Company issued and sold to the public, units of shares of common stock (each of such shares, referred to as a “public share”) and warrants in a private placement to Ignyte Sponsor, LLC, a Delaware limited liability Company (our “Sponsor”). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”). As described below, on April 28, 2022, the Company entered into a Business Combination Agreement with Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio”) pursuant to which Peak Bio would become a direct wholly-owned subsidiary of the Company upon consummation of the Business Combination. Peak Bio is a clinical-stage biopharmaceutical company focused on commercializing innovative therapeutics that aim to improve and address significant unmet medical need for patients with inflammatory, rare and specialty diseases and cancer. We will separately prepare, file with the Securities and Exchange Commission (the “SEC”) and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of the Business Combination with Peak Bio.

The Company’s IPO prospectus and charter provided that the Company initially had until November 1, 2022 (the date which was 15 months after the consummation of the IPO) to complete a Business Combination. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before November 1, 2022, to complete a Business Combination. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which our Board believes is in the best interests of our stockholders.

On April 28, 2022, the Company entered into that certain Business Combination Agreement dated as of April 28, 2022 (the “Business Combination Agreement”), by and among the Company, Ignyte Korea Co., Ltd., a corporation organized under the laws of the Republic of Korea and a wholly-owned subsidiary of the Company (“Korean Sub”), and Peak Bio pursuant to which the (i) stockholders of Peak Bio will transfer their respective shares of common stock of Target, par value KRW 500 per share (the “Peak Bio Common Stock”) to Korean Sub in exchange for shares of common stock of the Company (the “Company Common Stock”) held by Korean Sub, and (ii) in the course of such share swap, Korean Sub will distribute the shares of Peak Bio Common Stock to the Company in consideration of Company Common Stock (which will in-turn be delivered to the stockholders of Peak Bio as described in (i) above) ((i) and (ii), collectively, the “Share Swap”, together with the other transactions contemplated by the Business Combination Agreement, the “Proposed Transactions”). Upon consummation of the Share Swap, Peak Bio will become a direct wholly-owned subsidiary of the Company. Upon consummation of the Proposed Transactions, the Company will be renamed Peak Bio, Inc.

The completion of the proposed Business Combination with Peak Bio is subject to the satisfaction of the conditions set forth in the Business Combination Agreement, including (i) completion of any required stock exchange and regulatory review, (ii) approval of the transaction by the Company’s and Peak Bio’s stockholders and (iii) satisfaction of the covenants and agreements required by the Business Combination Agreement. Accordingly, no assurances can be made that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete a Business Combination and to consummate a Business Combination. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period from November 1, 2022 (i.e., the same 21 months from the consummation of the IPO), six (6) times for an additional one (1) month each time, to May 1, 2023 (i.e. the Extended Date). Therefore, if the Charter Amendment Proposal is approved, the Company will have until the Extended Date to consummate a Business Combination. The Charter Amendment Proposal is more fully described in the accompanying proxy statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders at the special meeting, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of one business day prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders at the special meeting, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $[●] million of marketable securities as of September [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment, at the latest, May 1, 2023.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s common stock on [●], 2022, was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by November 1, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 of interest for the Company’s dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor, together with EarlyBirdCapital, Inc., the sole book running manager in our IPO (“EarlyBirdCapital”), have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of majority of the Company’s outstanding common stock will be required to approve the Charter Amendment Proposal.

Our Board has fixed the close of business on [●], 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that the Charter Amendment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

Enclosed is the proxy statement containing detailed information concerning the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

[●], 2022	By: Ignyte Acquisition Corp.

David Rosenberg
Chairman of the Board of Directors and
Co-Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Special Meeting of Stockholders to be held on October [●], 2022: This notice of meeting, the accompanying proxy statement are available at [●].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON OCTOBER [●], 2022, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

IGNYTE ACQUISITION CORP.

640 Fifth Avenue, 4th Floor

New York, NY 10019

2022 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER [●], 2022

PROXY STATEMENT

The 2022 special meeting of stockholders (the “special meeting”) of Ignyte Acquisition Corp. (the “Company,” “Ignyte,” “we,” “us” or “our”), a Delaware corporation, will be held at [●]., Eastern time, on [●], October [●], 2022. The special meeting will be held virtually, at [●]. At the special meeting, the stockholders will consider and vote upon the following proposal:

Proposal 1

A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) six (6) times for an additional one (1) month each time, from November 1, 2022 (i.e. the date that is 21 months from the consummation of its initial public offering (the “IPO”)) to May 1, 2023 (i.e., for a period of time ending 27 months from the consummation of its IPO (such date, the “Extended Date”). We refer to this amendment as the “Charter Amendment”, and we refer to this proposal as the “Charter Amendment Proposal.”

The proposal is more fully described in the accompanying proxy statement.

This proxy statement is dated [●], 2022, and is first being mailed to stockholders on or about that date.

In the IPO, the Company issued and sold to the public, units of shares of common stock (each of such shares, referred to as a “public share”) and warrants in a private placement to Ignyte Sponsor, LLC, a Delaware limited liability Company (our “Sponsor”). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”). As described below, on April 28, 2022, the Company entered into a Business Combination Agreement with Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio”) pursuant to which Peak Bio would become a direct wholly-owned subsidiary of the Company upon consummation of the Business Combination. Peak Bio is a clinical-stage biopharmaceutical company focused on commercializing innovative therapeutics that aim to improve and address significant unmet medical need for patients with inflammatory, rare and specialty diseases and cancer. We will separately prepare, file with the Securities and Exchange Commission (the “SEC”) and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of the Business Combination with Peak Bio.

The Company’s IPO prospectus and charter provided that the Company initially had until November 1, 2022 (the date which was 15 months after the consummation of the IPO) to complete a Business Combination. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before November 1, 2022, to complete a Business Combination. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which our Board believes is in the best interests of our stockholders.

On April 28, 2022, the Company entered into that certain Business Combination Agreement dated as of April 28, 2022 (the “Business Combination Agreement”), by and among the Company, Ignyte Korea Co., Ltd., a corporation organized under the laws of the Republic of Korea and a wholly-owned subsidiary of the Company (“Korean Sub”), and Peak Bio pursuant to which the (i) stockholders of Peak Bio will transfer their respective shares of common stock of Peak Bio, par value KRW 500 per share (the “Peak Bio Common Stock”) to Korean Sub in exchange for shares of common stock of the Company (the “Company Common Stock”) held by Korean Sub, and (ii) in the course of such share swap, Korean Sub will distribute the shares of Peak Bio Common Stock to the Company in consideration of Company Common Stock (which will in-turn be delivered to the stockholders of Peak Bio as described in (i) above) ((i) and (ii), collectively, the “Share Swap”, together with the other transactions contemplated by the Business Combination Agreement, the “Proposed Transactions”). Upon consummation of the Share Swap, Peak Bio will become a direct wholly-owned subsidiary of the Company. Upon consummation of the Proposed Transactions, the Company will be renamed Peak Bio, Inc.

The completion of the proposed Business Combination with Peak Bio is subject to the satisfaction of the conditions set forth in the Business Combination Agreement, including (i) completion of any required stock exchange and regulatory review, (ii) approval of the transaction by the Company’s and Peak Bio’s stockholders and (iii) satisfaction of the covenants and agreements required by the Business Combination Agreement. Accordingly, no assurances can be made that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete a Business Combination and to consummate a Business Combination. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period from November 1, 2022 (i.e., the same 21 months from the consummation of the IPO), six (6) times for an additional one (1) month each time, to May 1, 2023 (i.e. the Extended Date). Therefore, if the Charter Amendment Proposal is approved, the Company will have until the Extended Date to consummate a Business Combination.

The Charter Amendment Proposal is more fully described in the accompanying proxy statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders at the special meeting, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of one business day prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders at the special meeting, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $[●] million of marketable securities as of September [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment, at the latest, May 1, 2023.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the

Company’s common stock on [●], 2022, was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by November 1, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 of interest for the Company’s dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor, together with EarlyBirdCapital, Inc., the sole book running manager in our IPO (“EarlyBirdCapital”), have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of majority of the Company’s outstanding common stock will be required to approve the Charter Amendment Proposal.

Our Board has fixed the close of business on [●], 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that the Charter Amendment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

This proxy statement contains important information about the special meeting and the Charter Amendment Proposal. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete any Business Combination, whether with Peak Bio or another company;

•	the anticipated benefits of any Business Combination, whether with Peak Bio or another company;

•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete a Business Combination, whether with Peak Bio or another company;

•	our public securities’ potential liquidity and trading; and

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; and

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC on March 31, 2022. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the special meeting.

The Company is a blank check company formed in 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On February 2, 2021, the Company consummated its IPO (including the exercise of the over-allotment option in full by the Company’s underwriters in the IPO (the “Underwriters”)) from which it derived gross proceeds of $57,500,000. Prior to Ignyte’s IPO, the Sponsor purchased 1,437,500 founder shares (“Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.01739 per share. Simultaneously with the closing of our IPO, we consummated a private placement in which we issued 2,500,000 private placement warrants to the Sponsor of at a price of $1.00 per private placement warrant. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is November 1, 2022 (i.e., 21 months from the consummation of the IPO, or the “Combination Period”). If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period six (6) times for an additional one (1) month each time up to May 1, 2023 (i.e., 27 months from the consummation of the IPO or the “Extended Date”). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date so it may consummate the proposed Business Combination with Peak Bio. Therefore, the Board is submitting the proposal described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposal:

1.

To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination six (6) times for an additional one (1) month each time, from November 1, 2022 to May 1, 2023 (i.e., for a period of time ending 27 months from the consummation of its IPO).

What is the purpose of the Charter Amendment?

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination. On April 28, 2022, the Company and Peak Bio entered into the Business Combination Agreement pursuant to which the pursuant to which the (i) stockholders of Peak Bio will transfer their respective shares of Peak Bio Common Stock to Korean Sub in exchange for shares of Company Common Stock held by Korean Sub, and (ii) in the course of such share swap, Korean Sub will distribute the shares of Peak Bio Common Stock to the Company in consideration of Company Common stock (which will in-turn be delivered to the stockholders of Peak Bio as described in (i) above). Upon consummation of the Share Swap, Peak Bio will become a direct wholly-owned subsidiary of the Company. Upon consummation of the Proposed Transactions, the Company will be renamed Peak Bio, Inc. As a result of the transaction, the combined company is expected to receive approximately $[●] million in gross proceeds funded by approximately $[●] million in cash held in the Company’s trust account (assuming no shareholders exercise their redemption rights at closing) and $25.5 million from a fully committed PIPE consisting of shares of common stock being sold at $10.00 per share. The PIPE includes participation from existing accredited investors and institutional accredited investors.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Charter Amendment.

If the Charter Amendment is implemented, any holder of shares of the Company’s common stock sold in the IPO may demand that the Corporation have such shares redeemed for cash. If so demanded, the Company shall promptly redeem such shares for cash at a per share price equal to the quotient determined by dividing (i) the amount then held in the trust account including any interest earned on the funds held in the trust account net of interest that may be used by the Company to pay its taxes payable, by (ii) the total number of public shares then outstanding.

The Company will not proceed with the Charter Amendment if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved and the Company has not consummated a Business Combination, by November 1, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 of interest for the Company’s dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to liquidating distributions from the trust account with respect to its shares of common stock. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Charter Amendment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before November 1, 2022. However, as the Company explains below, there is not sufficient time before May 2, 2022, to complete a Business Combination.

Our Board currently believes that there will not be sufficient time before November 1, 2022, to complete a Business Combination. The completion of the Business Combination with Peak Bio is subject to the satisfaction of the conditions set forth in the Business Combination Agreement, including (i) completion of any required stock exchange and regulatory review, (ii) approval of the transaction by the Company’s and Peak Bio’s stockholders and (iii) satisfaction of the covenants and agreements required by the Business Combination Agreement.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. The Company has made substantial progress towards consummating the transactions contemplated by the Business Combination Agreement, and the Board believes that it is in the best interests of our stockholders to enable the Company to do so and to consummate a Business Combination, either with Peak Bio, or with another company. Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

Why should I vote for the Charter Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment to extend the date by which the Company must complete a Business Combination until the Extended Date.

The Charter Amendment would give the Company the opportunity to complete a Business Combination.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before November 1, 2022, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a Business Combination, circumstances warrant providing those who believe they might find a Business Combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Charter Amendment, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposal.

The Sponsor not entitled to redeem the Founder Shares. With respect to any shares purchased on the open market by the Sponsor and the Company’s directors and their respective affiliates, such public shares may be redeemed.

In addition, the Sponsor or the Company’s or a potential target’s, executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Charter Amendment Proposal?

Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Charter Amendment Proposal.

What vote is required to adopt the Charter Amendment Proposal?

Approval of the Charter Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s outstanding common stock, including those shares that are a constituent security of our units, on the record date.

If the Charter Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What happens if I sell my common stock or units of the Company before the special meeting?

The [●], 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent security of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the special meeting.

What if I do not want to vote for the Charter Amendment Proposal?

If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination.

What happens if the Charter Amendment Proposal is not approved?

If the Charter Amendment Proposal is not approved, and we do not consummate an initial business combination by November 1, 2022, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders.

Our Sponsor and EarlyBirdCapital have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the trust account with respect to the

Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.

If both the Charter Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete a Business Combination with Peak Bio, which will involve:

•	finalizing the Combination Proxy Statement that has been filed with the SEC;

•	distributing the Combination Proxy Statement to stockholders; and

•	holding a special meeting for stockholders to consider the Business Combination with Peak Bio.

The Company is seeking approval of the Charter Amendment because the Company will not be able to complete all of the tasks listed above prior to November 1, 2022. If the Charter Amendment is approved, the Company will seek stockholder approval of the Business Combination with Peak Bio. If stockholders approve the Business Combination with Peak Bio (which approval will be solicited at a future date at a special meeting different than the meeting addressed by this proxy statement), the Company expects to consummate the Business Combination with Peak Bio as soon as possible following stockholder approval.

Upon approval by a majority of the common stock (including those shares held as a constituent security of our units) outstanding as of the record date of the Charter Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Would I still be able to exercise my redemption rights if I vote against a Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on a Business Combination, you will be able to vote on the Business Combination with Peak Bio when it is submitted to stockholders. If you disagree with the Business Combination with Peak Bio, you will retain your right to redeem your public shares upon consummation of a Business Combination, subject to any limitations set forth in the charter.

When and where is the special meeting?

The special meeting will be held at [●] Eastern time, on [●], October [●], 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting [●] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing +1 [●] (toll-free within the United States and Canada) or +1 [●] (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [●], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the ongoing COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

As a registered stockholder, you received a Proxy Card from [●]. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact [●] at the phone # or e-mail address below. [●] support contact information is as follows: [●], or email [●].

You can pre-register to attend the virtual meeting starting on [●], 2022 at [●] ET (4 business days prior to the meeting date). Enter the URL address into your browser [●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact [●] to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote [●] will issue you a guest control number with proof of ownership. Either way you must contact [●] for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 [●] (toll-free), within the U.S. and Canada, or +1 [●] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [●]. This is listen only, you will not be able to vote or enter questions during the meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent security of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent security of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 640 Fifth Avenue, 4th Floor, New York, NY 10019 Attn: [●].

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The proposal for the approval of the Charter Amendment Proposal, however, is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the non-routine or “non-discretionary” proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent security of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent security of our units, at the close of business on [●], 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, [●] shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposal?

The Company’s directors and executive officers have interests in the proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Founder Shares, units (which include as a constituent security), and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Charter Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.

What happens to the Company’s warrants if the Charter Amendment Proposal is not approved?

If the Charter Amendment Proposal is not approved and we do not consummate the Business Combination with Peak Bio by November 1, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

How do I redeem my shares of Company common stock?

If the Charter Amendment is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Charter Amendment, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on [●], 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on [●], 2022, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: [●] ([●]@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares, public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged [●] to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay [●] customary fees. The Company will also reimburse [●] for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Ignyte Acquisition Corp.

640 Fifth Avenue, 4th Floor

New York, NY 10019

Attn: [●]

Telephone: (212) 409-2000

You may also contact the Company’s proxy solicitor at:

[●]

Telephone: [●]

Email: [●]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The 2022 special meeting will be held at [●], Eastern time, on [●], October [●], 2022. The special meeting will be held virtually, at [●].

Stockholders are being asked to vote on the following proposal:

1. To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a Business Combination six (6) times for an additional one (1) month each time, from November 1, 2022 (i.e. the date that is 21 months from the consummation of its IPO) to May 1, 2023 (i.e., for a period of time ending 27 months from the consummation of its IPO).

Voting Power; Record Date; Quorum

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent security of a unit, at the close of business on [●] 2022, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were [●] outstanding shares of Company common stock entitled to vote, including those held as a constituent security of our units. Each share of common stock is entitled to one vote. The presence in person or by proxy at the special meeting of the holders of [●] shares, or a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Votes Required

Approval of the Charter Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s common stock outstanding on the record date, including the common stock owned by our initial stockholders and the shares that are a constituent security of our units.

If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate [●] and [●] to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Charter Amendment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, [●], at [●] (call collect), [●] (call toll-free), or by sending an email to [●].

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with [●] at Ignyte Acquisition Corp., 640 Fifth Avenue, 4th Floor, New York, NY 10019 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite, may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposal being presented to stockholders at the special meeting. The Company has agreed to pay [●] customary fees. The Company will also reimburse [●] for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact [●] at:

[●]

Telephone: [●]

Email: [●]

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposal to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of 2022 Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 640 Fifth Avenue, 4th Floor, New York, NY 10019. Our telephone number at such address is (212) 409-2000.

BACKGROUND

The Company

We are a Delaware blank check company incorporated on August 6, 2020 formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. There are currently 7,287,500 shares of our common stock issued and outstanding. We have sought to capitalize on our life science and biotechnology sector expertise to identify and combine with a high-quality business in the healthcare field. We have identified Peak Bio as our initial business combination target. Upon consummation of the Business Combination with Peak Bio, we expect to change our name and be known as Peak Bio, Inc.

On February 2, 2021, we consummated our IPO of 5,750,000 units at a price of $10.00 per unit, including 750,000 over-allotment units, at $10.00 per unit generating gross proceeds of $57,500,000. Each unit issued in our initial public offering was comprised of one public share and one-half of one public warrant. Each whole public warrant is exercisable for one share of common stock at a price of $11.50 per full share and will become exercisable 30 days after the Closing.

Simultaneously with the closing of our IPO, we consummated a private placement in which we issued 2,500,000 private placement warrants to the Sponsor of at a price of $1.00 per private placement warrant. The private placement warrants are substantially similar to the warrants issued in our IPO but unlike the public warrants, if held by the original holder or its permitted transferees, the private placement warrants (i) may be exercised for cash or on a cashless basis at such time as they become exercisable, (ii) are not redeemable by us, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the Business Combination. If the private placement warrants are held by holders other than their initial holder or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by holders on the same basis as the public warrants.

Approximately $57,500,000 in proceeds from our IPO, the simultaneous sale of warrants in a private placement transaction, and interest income are being held in our trust account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The trust account is and will remain invested in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the trust account as described below.

On April 28, 2022, the Company entered into the Business Combination Agreement with Korean Sub and Peak Bio pursuant to which the (i) stockholders of Peak Bio will transfer their respective shares of Peak Bio Common Stock to Korean Sub in exchange for shares of Company Common Stock held by Korean Sub, and (ii) in the course of such share swap, Korean Sub will distribute the shares of Peak Bio Common Stock to the Company in consideration of Company Common Stock (which will in-turn be delivered to the stockholders of Peak Bio as described in (i) above), known as the Share Swap. Upon consummation of the Share Swap, Peak Bio will become a direct wholly-owned subsidiary of the Company. Upon consummation of the transactions contemplated by the Business Combination Agreement, the Company will be renamed Peak Bio, Inc.

The completion of the proposed Business Combination with Peak Bio is subject to the satisfaction of the conditions set forth in the Business Combination Agreement, including (i) completion of any required stock exchange and regulatory review, (ii) approval of the transaction by the Company’s and Peak Bio’s stockholders and (iii) satisfaction of the covenants and agreements required by the Business Combination Agreement. Accordingly, no assurances can be made that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete a Business Combination and to consummate a Business

Combination. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of August 15, 2022.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Five Percent Holders of Ignyte Acquisition Corp.
Ignyte Sponsor LLC	1,437,500	19.7%
Directors and Named Executive Officers of the Company(1)
David Rosenberg(2)	1,437,500	19.7%
David J. Strupp, Jr.(2)(3)	1,447,500	19.9%
Steven Kaplan(4)	5,000	*
Cheryl Cohen(4)	—	—
Charles Wilson(4)	—	—
John Andrew Boockvar(4)	—	—
Richard J. Rosenstock(4)	—	—
All directors and executive officers as a group (seven individuals)	1,452,500	19.9%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Ignyte Acquisition Corp., 640 5th Avenue, 4th Floor, New York, New York 10019.
(2)

Includes 1,437,500 shares of common stock held by Ignyte Sponsor LLC, our Sponsor, of which David Rosenberg and David J. Strupp, Jr. are managing members. Accordingly, all securities held by our Sponsor may ultimately be deemed to be beneficially owned by Messrs. Rosenberg and Strupp.

(3)	Includes 10,000 shares of common stock held by held by David J. Strupp, Jr. which form part of 10,000 of our units.
(4)

Does not include any securities held by Ignyte Sponsor LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT

The Charter Amendment

The Company is proposing to amend its charter to update the terms of extending the date by which the Company must consummate the Business Combination with Peak Bio on a monthly basis up to the Extended Date.

The sole purpose of the Charter Amendment is to give the Company the right to extend the Combination Period six (6) times for an additional one (1) month each time, from November 1, 2022 to May 1, 2023, and to provide the Company with sufficient time to satisfy the conditions to completion of the Business Combination with Peak Bio pursuant to the terms of the Business Combination Agreement. The time frame for completing the review by the SEC of the Company’s previously filed proxy statement and holding a stockholder meeting in accordance with Delaware law to seek approval of the Business Combination with Peak Bio will extend beyond the November 1, 2022 deadline in the Company’s existing charter.

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by November 1, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 of interest for the Company’s dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

A copy of the proposed amendment to the Company’s existing charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provides that the Company initially has until November 1, 2022 (the date which is 21 months after the consummation of the IPO) to complete a Business Combination.

This is not sufficient time to complete the Business Combination with Peak Bio. Because the Company will not be able to complete the Business Combination with Peak Bio by November 1, 2022, the Company has determined to seek stockholder approval to extend the time for closing the Business Combination with Peak Bio beyond November 1, 2022, to the Extended Date. The purpose of the Charter Amendment is to provide the Company with sufficient time to complete the Business Combination with Peak Bio, which our Board believes are in the best interests of our stockholders. The Company needs sufficient time to satisfy the conditions to completion of the Business Combination with Peak Bio. The time frame for completing the review by the SEC of the Company’s previously filed Combination Proxy Statement and holding a stockholder meeting in accordance with Delaware law to seek approval of the Business Combination with Peak Bio will extend beyond the November 1, 2022 deadline in the charter for the Company to consummate a Business Combination.

Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination. Therefore, the Company is not asking you to vote on the Business Combination with Peak Bio at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination with Peak Bio and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the Business Combination with Peak Bio is approved and completed or the Company has not consummated the Business Combination with Peak Bio by the Extended Date.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before May 1, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment is not approved and the Company has not consummated the Business Combination with Peak Bio by November 1, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor and EarlyBirdCapital have waived their rights to liquidating distributions from the trust account with respect to their shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination on a monthly basis until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination with Peak Bio by the Extended Date.

You are not being asked to vote on a Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares in connection with the Extended Date, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Charter Amendment is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [●], 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on [●], 2022, (a) submit a written request to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: [●], that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of [●], 2022, this would amount to approximately $[●] per share. The closing price of the common stock on [●], 2022, the most recent closing price, was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Charter Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, Eastern, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, EASTERN AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Charter Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Charter Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S.

Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder.

If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, Eastern or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment.

Required Vote

The affirmative vote by holders of a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders and the shares that are a constituent security of our units, is required to approve the Charter Amendment. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented, then the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, our Sponsor and the Company’s directors and executive officers beneficially owned shares of common stock approximately 19.9% of the Company’s issued and outstanding common stock.

In addition, the Sponsor, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the Sponsor has a fiduciary obligation to each of its members (the current executive officers and directors of the Company) and Messrs. Rosenberg and Strupp are managing members of our Sponsor;

•

If the Extension Amendment is not approved and the Company does not consummate a Business Combination by November 1, 2022, in accordance with our charter, the private placement warrants what the Sponsored paid $2.5 million for will be worthless as they will expire;

•

If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 1,437,500 Founder Shares currently held by the Sponsor, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $[●] based on the closing price of $[●] per share of the Company’s Common Stock on the Nasdaq Capital Market as of [●], 2022;

•

The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share, and we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company;

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	Mr. Rosenberg is expected to continue to serve as a director following the Business Combination with Peak Bio and receive compensation thereafter; and

•	If an initial Business Combination is not completed, the Sponsor (or an affiliate) will lose an aggregate of approximately $[●] million, comprised of the following:

•	approximately $[●] (based on the closing price of $[●] per share of the Company’s Common Stock on the Nasdaq Capital market as of [●], 2022) of the 1,437,500 Founder Shares; and

•	approximately $[●] (based on the closing price of $[●] per public warrant on the NYSE as of September 9, 2022) of the 2,500,000 private placement warrants that the Sponsor holds.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment and is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment Proposal, public stockholders may make the Election to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $[●] million of marketable securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable termination date. Our Sponsor owns an aggregate of 1,437,500 Founder Shares, that were issued prior to our IPO and our Sponsor owns 2,500,000 warrants that it purchased in a private placement which occurred simultaneously with the completion of the IPO. Each unit consists of one share of common stock and one-half of one redeemable warrant.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 640 Fifth Avenue, 4th Floor, New York, NY 10019, Attn: [●].

WHERE YOU CAN FIND MORE INFORMATION

The Company files special, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment by contacting us at the following address or telephone number:

Ignyte Acquisition Corp.

640 Fifth Avenue, 4th Floor

New Yor, NY 10019

Attn: [●]

Telephone: (212) 409-2000

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

[●]

Telephone: [●]

Email: [●]

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2022 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IGNYTE ACQUISITION CORP.

Ignite Acquisition Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the corporation is Ignyte Acquisition Corp. The corporation was originally incorporated pursuant to the DGCL on August 7, 2020, under the name of Ignyte Acquisition Corp.

2. The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was August 7, 2020, and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was January 26, 2021.

3. The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section A.3. of Article Sixth of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“3. “Termination Date” means the date that is 21 months from the consummation of the IPO or, if such date is not a date on which government offices in Delaware are open, the next date on which such offices are open; provided however, if the Corporation is unable to complete a Business Combination within 21 months from the consummation of the IPO, the Board of Directors of the Corporation may decide to extend the “Termination Date” up to six (6) times for an additional one (1) month each time until the date that is 27 months from the consummation of the IPO, or, if such date is not a date on which government offices in Delaware are open, the next date on which such offices are open.”

4. That thereafter, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [●], 2022.

David Rosenberg
Co-Chief Executive Officer

A-1

PROXY

IGNYTE ACQUISITION CORP.

640 Fifth Avenue, 4th Floor

New York, NY 10019

2022 SPECIAL MEETING OF STOCKHOLDERS

OCTOBER [●], 2022

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

IGNYTE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2022 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[●], 2022:

THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT

ARE AVAILABLE AT [●]

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2022 Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated [●], 2022, in connection with the Special Meeting to be held on [●], October , 2022 at [●], Eastern time, virtually at [●], and hereby appoints [●] and [●] (each with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Ignyte Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL CONSTITUTING THE CHARTER AMENDMENT CONSISTING OF PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on October [●], 2022: This notice of meeting, the accompanying proxy statement are available at [●].

	FOR	AGAINST	ABSTAIN
Proposal 1 – Charter Amendment
Amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination six (6) times for an additional one (1) month each time, from November 1, 2022 to May 1, 2023 (i.e., for a period of time ending 27 months from the consummation of its initial public offering).	☐	☐	☐

Date: [●]     , 2022

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.